SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Jan. 01, 2023
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of Combination and consolidation
The consolidated and combined financial statements includes the Company’s net assets and results of operations as described above prior to Spin-off. Subsequent to Spin-off, it incorporates the financial statements, its subsidiaries and the VIEs for which the Company or a subsidiary of the Company is the primary beneficiary. All intercompany transactions and accounts within the consolidated and combined businesses of the Company have been eliminated.
Fiscal Periods
The Company has a 52-to-53-week fiscal year that ends on the Sunday closest to December 31. Accordingly, every fifth or sixth year will be a 53-week fiscal year. Fiscal year 2022 is a 53-week fiscal year while fiscal year 2021 and 2020 are 52-week fiscal years. Our fiscal year 2022 ended on January 1, 2023, our fiscal year 2021 ended on January 2, 2022 and our fiscal year 2020 ended on January 3, 2021.
Use of Estimates
The preparation of the consolidated and combined financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the amounts reported in the consolidated and combined financial statements and accompanying notes. Significant estimates in these consolidated and combined financial statements include (i) revenue recognition, specifically, management’s assessment of market-based pricing terms related to sales of solar modules to SunPower for periods prior to the Spin-off, the nature and timing of satisfaction of performance obligations, standalone selling price of performance obligations and variable consideration; (ii) allowances for credit losses for accounts receivable; (iii) inventory write-downs; (iv) stock-based compensation; (v) long-lived asset impairment, specifically estimates for valuation assumptions including discount rates and future cash flows, economic useful lives of property, plant and equipment, intangible assets, and investments; (vi) fair value of financial instruments; (vii) valuation of contingencies such as accrued warranty; (viii) the incremental borrowing rate used in discounting of lease liabilities; and (ix) income taxes and tax valuation allowances. Actual results could materially differ from those estimates.
Due to the macro-economic trends such as the continued effects of the COVID-19 pandemic and continued heightened geopolitical tensions, there has been continued uncertainty and disruption in the global economy and financial markets. We are not aware of any specific event or circumstance that would require updates to our estimates and judgments or require us to revise the carrying value of our assets or liabilities as of the date of issuance of the financial statements. These estimates may change as new events occur and additional information is obtained. Actual results could differ materially from these estimates under different assumptions or conditions.
Lease Accounting – Arrangements with Maxeon as a lessee
We determine if an arrangement is a lease at inception. Our operating lease agreements are primarily for real estate and are included within operating lease right-of-use (“ROU”) assets and operating lease liabilities on the Consolidated Balance Sheets. Finance leased assets are included in property, plant and equipment, net and finance lease liabilities are included in short-term debt and long-term debt on the Consolidated Balance Sheets. We elected the practical expedient to combine our lease and related non-lease components for all our leases. In addition, leases with an initial term of 12 months or less are not recorded on the Consolidated Balance Sheets and the Company recognizes lease expense for these leases on a straight-line basis over the lease term.
ROU assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. ROU assets and lease liabilities are recognized at the commencement date based on the present value of lease payments over the lease term. Variable lease payments are excluded from the ROU assets and lease liabilities and are recognized in the period in which the obligation for those payments is incurred. As most of our leases do not provide an implicit rate, we use our incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments. ROU assets also include any lease prepayments made and exclude lease incentives. Many of our lessee agreements include options to extend the lease, which we do not include in our minimum lease terms unless they are reasonably certain to be exercised. Rental expense for lease payments related to operating leases is recognized on a straight-line basis over the lease term.
Lease Accounting – Arrangements with Maxeon as a lessor
We account for a lease arrangement in which we act as the lessor as an operating lease as it does not meet the criteria for a sales-type lease or a direct financing lease. Initial direct costs incurred in negotiating and arranging an operating lease are deferred and recognized over the lease term on the same basis as the lease income. Lease income is recognized on a straight-line basis over the lease term. We exclude from our measurement of consideration in a contract all taxes assessed by governmental authorities on lease that are both (i) imposed on and concurrent with a specific lease revenue-producing transaction and (ii) collected from a lessee.
Financial instruments - Credit Losses
Accounting Standards Codification No. 326, Financial Instruments – Credit Losses (“ASC 326”) requires remeasurement and recognition of expected credit losses for financial assets held. The amendment applies to entities which hold financial assets and net investments in leases that are not accounted for at fair value through net income as well as loans, debt securities, accounts receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash.
We recognize an allowance for credit loss at the time a receivable is recorded based on our estimate of expected credit losses and adjust this estimate over the life of the receivable as needed. An account receivable is written off against the allowance for credit loss made after all collection effort has ceased. We evaluate the aggregation and risk characteristics of a receivable pool and develop loss rates that reflect historical collections, current forecasts of future economic conditions over the time horizon we are exposed to credit risk, and payment terms or conditions that may materially affect future forecasts.
As of January 1, 2023, we reported $54.3 million of accounts receivable, net of credit loss allowance of $0.8 million. Based on the aging analysis as of January 1, 2023, 99.0% of our gross trade account receivable was outstanding less than 60 days. Refer to Note 6. Balance Sheet Components for more details on changes in allowance for credit losses. We have not seen significant changes to the recovery rate of our account receivable as a result of the COVID-19 pandemic, but we are continuing to actively monitor the impact of the COVID-19 pandemic on our expected credit losses.
Advances to Suppliers
Advances to suppliers relate to prepayments made under long-term agreements with suppliers for the procurement of polysilicon and silicon wafers that specify future quantities and pricing of polysilicon and silicon wafers to be supplied by the vendors and provide for certain consequences, such as forfeiture of advanced deposits, in the event that the Company terminates the arrangement. The credit loss allowance on our advanced prepayments to suppliers under long-term supply agreements are reviewed by management at each reporting period. We have no history of recording write-offs related to our advanced prepayments to suppliers, and given our purchase obligation to these suppliers significantly exceeds the remaining advanced prepayments balance as of January 1, 2023 and January 2, 2022, the likelihood of our suppliers terminating the existing contractual arrangements is considered to be remote. We also periodically evaluate the credit worthiness of these suppliers and have noted no material deterioration in their respective credit conditions that would call into question their abilities to continue to supply us with the quantities of polysilicon specified in our supply agreements. The typical time it takes for us to receive the delivery of raw materials under this agreement was approximately 40-50 days from the date the purchase order is submitted to the supplier. As of January 2, 2022, the advances to suppliers comprised of $49.2 million for the supply of polysilicon and $2.5 million for the supply of silicon wafer. The advances in connection to the polysilicon was fully applied to deliveries through January 1, 2023 where the long-term agreements ended. $0.4 million of the advances for the silicon wafer was applied against silicon purchased during fiscal year 2022 and as of January 1, 2023, such advances to supplier of $2.1 million will be applied to silicon wafer purchases in fiscal year 2023.
Net Parent Investment
Net parent investment in the Consolidated and Combined Statements of Equity represents SunPower’s interest in the recorded net assets of the Company, the net effect of transactions with and allocations from SunPower and the Company’s accumulated deficit. See Note 3. Net Parent Investment and Transactions with SunPower and TotalEnergies for further information about transactions between the Company and SunPower.
Fair Value of Financial Instruments
The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The carrying values of cash and cash equivalents, accounts receivable, and accounts payable approximate their respective fair values due to their short-term maturities. Equity investments without readily determinable fair value are measured at cost less impairment and are adjusted for observable price changes in orderly transactions for an identical or similar investment of the same issuer. Derivative financial instruments are carried at fair value based on quoted market prices for financial instruments with similar characteristics. The effective portion of derivative financial instruments is excluded from earnings and reported as a component of “Accumulated other comprehensive loss” in the Consolidated Balance Sheets. The ineffective portion of derivatives financial instruments are included in “Other, net” in the Consolidated and Combined Statements of Operations.
Comprehensive Loss
Comprehensive loss is defined as the change in equity during a period from non-owner sources. Our comprehensive loss for the period presented is comprised of (i) our net loss; (ii) foreign currency translation adjustment of our foreign subsidiaries whose assets and liabilities are translated from their respective functional currencies at exchange rates in effect at the balance sheet dates, and revenues and expenses are translated at average exchange rates prevailing during the applicable period; (iii) changes in fair value for derivatives designated as hedging instruments (see Note 12. Derivative Financial Instruments); and (iv) net gain (loss) on long-term pension liability adjustment.
Cash Equivalents
Highly liquid investments with original or remaining maturities of ninety days or less at the date of purchase are considered cash equivalents.
Short-Term and Long-Term Investments
We may invest in money market funds and debt securities. In general, investments with original maturities of greater than ninety days and remaining maturities of one year or less are classified as short-term investments, and investments with maturities of more than one year are classified as long-term investments. Investments with maturities beyond one year may be classified as short-term based on their highly liquid nature and because such investments represent the investment of cash that is available for current operations. Despite the long-term maturities, we have the ability and intent, if necessary, to liquidate any of these investments in order to meet our working capital needs within our normal operating cycles.
Our debt securities, classified as held-to-maturity, are Philippine government bonds that we maintain as collateral for business transactions within the Philippines.
Cash in Restricted Accounts
Cash and cash equivalents in restricted accounts comprise primarily of monies held in escrow in connection with the Company’s module sales to a customer and accounts restricted for use in connection with our leases.
Inventories
Inventories are accounted for on a first-in-first-out basis and are valued at the lower of cost and net realizable value. We evaluate the realizability of our inventories based on assumptions about expected demand and market conditions. Our assumption of expected demand is developed based on our analysis of bookings, sales backlog, sales pipeline, market forecast, and competitive intelligence. Our assumption of expected demand is compared to available inventory, production capacity, future polysilicon purchase commitments, available third-party inventory, and growth plans. Our factory production plans, which drive materials requirement planning, are established based on our assumptions of expected demand. We respond to reductions in expected demand by temporarily reducing manufacturing output and adjusting expected valuation assumptions as necessary. In addition, expected demand by geography has changed historically due to changes in the availability and size of government mandates and economic incentives.
We evaluate whether losses should be accrued on inventory purchase commitments that may arise from firm, non-cancellable, and unhedged commitments for the future purchase of inventory items. Such losses are measured in the same way as inventory losses, and are recognized unless determined to be recoverable through firm sales contracts or when there are other circumstances that reasonably assure continuing sales without price decline.
We evaluate the terms of our inventory purchase agreements with suppliers, including joint ventures, for the procurement of polysilicon, ingots, wafers, and solar cells and establish accruals for estimated losses on adverse purchase commitments as necessary, such as lower of cost or net realizable value adjustments, forfeiture of advanced deposits and liquidated damages. Obligations related to non-cancellable purchase orders for inventories match current and forecasted sales orders that will consume these ordered materials, and actual consumption of these ordered materials is compared to expected demand regularly. Other market conditions that could affect the realizable value of our inventories and are periodically evaluated by us include historical inventory turnover ratio, anticipated sales price, new product development schedules, the effect new products might have on the sale of existing products, product obsolescence, customer concentrations, and product merchantability, among other factors. If, based on assumptions about expected demand and market conditions, we determine that the cost of inventories exceeds its net realizable value or inventory is excess or obsolete, or we enter into arrangements with third parties for the sale of raw materials that do not allow us to recover our current contractually committed price for such raw materials, we record a write-down or accrual equal to the difference between the cost of inventories and the estimated net realizable value, which may be material. If actual market conditions are more favorable, we may have higher gross margins when products that have been previously written down are sold in the normal course of business (see Note 6. Balance Sheet Components).
Property, Plant and Equipment
Property, plant and equipment are stated at cost, less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as presented below. Leasehold improvements are amortized over the shorter of the estimated useful lives of the assets and the remaining term of the lease. Repairs and maintenance costs are expensed as incurred.

Useful Lives in Years
Buildings	20 to 30
Leasehold improvements	1 to 20
Manufacturing equipment	7 to 15
Computer equipment	2 to 7
Solar power systems	30
Furniture and fixtures	3 to 5
Intangible Assets
Intangible assets are stated at cost less accumulated amortization. Definite-lived intangible assets are amortized using the straight-line method over the estimated useful lives of the intangible assets as follows:

Useful Lives in Years
Patents	12
Trademarks	2 to 3
Purchased technology	1 to 7
Long-Lived Assets
We evaluate our long-lived assets, including property, plant and equipment, and definite-lived intangible assets, for impairment whenever events or changes in circumstances arise. This evaluation includes consideration of technology obsolescence that may indicate that the carrying value of such assets may not be recoverable. The assessments require significant judgment in determining whether such events or changes have occurred. Factors considered important that could result in an impairment review include significant changes in the manner of use of a long-lived asset or in its physical condition, a significant adverse change in the business climate or economic trends that could affect the value of a long-lived asset, significant under-performance relative to expected historical or projected future operating results, or a current expectation that, more likely than not, a long-lived asset will be sold or otherwise disposed of significantly before the end of its previously estimated useful life.
For purposes of the impairment evaluation, long-lived assets are grouped with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. We exercise judgment in assessing such groupings and levels. We then compare the estimated future undiscounted net cash flows expected to be generated by the asset group (including the eventual disposition of the asset group at residual value) to the asset group’s carrying value to determine if the asset group is recoverable. If our estimate of future undiscounted net cash flows is insufficient to recover the carrying value of the asset group, we record an impairment loss in the amount by which the carrying value of the asset group exceeds the fair value. Fair value is generally measured based on (i) internally developed discounted cash flows for the asset group, (ii) third-party valuations, and (iii) quoted market prices, if available. If the fair value of an asset group is determined to be less than its carrying value, an impairment in the amount of the difference is recorded in the period that the impairment indicator occurs. See Note 6. Balance Sheet Components for additional information.
Product Warranties
We generally provide a 25-year standard warranty for the solar panels that we manufacture for defects in materials and workmanship and for greater than promised declines in power performance. Effective from January 1, 2022, this has been extended to a 40-year standard warranty for certain Maxeon line modules in certain countries. The warranty provides that we will repair or replace any defective solar panels during the warranty period. In addition, we pass through to customers long-term warranties from the original equipment manufacturers of certain system components, such as inverters. Warranties of 25 years from solar panel suppliers are standard in the solar industry, while certain system components carry warranty periods ranging from 5 to 20 years.
The warranty excludes system output shortfalls attributable to force majeure events, customer curtailment, irregular weather, and other similar factors. In the event that the system output falls below the warrantied performance level during the applicable warranty period, and provided that the shortfall is not caused by a factor that is excluded from the performance warranty, the warranty provides that we will elect to either (a) repair; (b) replace; or (c) pay the customer a liquidated damage based on the computation stipulated in the warranty agreement.
We maintain reserves to cover the expected costs that could result from these warranties. Our expected costs are generally in the form of product replacement or repair. Warranty reserves are based on our best estimate of such costs and are recognized as a cost of revenue. We continuously monitor product returns for warranty failures and maintain a reserve for the related warranty expenses based on various factors including historical warranty claims, results of accelerated lab testing, field monitoring, vendor reliability estimates, and data on industry averages for similar products. Due to the potential for variability in these underlying factors, the difference between our estimated costs and our actual costs could be material to our combined financial statements. If actual product failure rates or the frequency or severity of reported claims differ from our estimates or if there are delays in our responsiveness to outages, we may be required to revise our estimated warranty liability. Historically, warranty costs have been within our expectations (see Note 9. Commitments and Contingencies).
Revenue Recognition
We sell our solar panels and balance of system components primarily to dealers, project developers, system integrators and distributors, and recognize revenue at a point in time when control of such products transfers to these customers, which generally occurs upon shipment or delivery depending on the terms of the contracts with the customer. In determining the transaction price for revenue recognition, the Company evaluates whether the price is subject to refund or adjustment in determining the consideration to which the Company expects to be entitled. There are no rights of return; however, the Company may be required to pay consideration to the customer in certain instances of delayed delivery. The Company then allocates the transaction price to each distinct performance obligation based on their relative standalone selling price, when applicable. Other than standard warranty obligations, there are no significant post-shipment obligations (including installation, training or customer acceptance clauses) with any of our customers that could have an impact on revenue recognition. As a practical expedient, the Company does not adjust the transaction price for the effects of a significant financing component if, at contract inception, the period between customer payment and the transfer of goods or services is expected to be one year or less. In the case of the existence of a significant financing component, the amount of the consideration is adjusted to reflect what the cash selling price of the promised service would have been if payments had occurred as control of the service was transferred to the customer. The discount rate used in determining the significant financing component is the rate that would be reflected in a separate financing transaction between the Company and the customer at contract inception. Our revenue recognition policy is consistent across all geographic areas.
Cost of Revenue
Cost of revenue includes actual cost of materials, labor and manufacturing overheads incurred for revenue-producing units shipped and includes associated warranty costs and other costs.
Shipping and Handling Costs
We account for shipping and handling activities related to contracts with customers as costs to fulfill our promise to transfer goods and, accordingly, record such costs in cost of revenue.
Taxes Collected from Customers and Remitted to Governmental Authorities
We exclude from our measurement of transaction prices all taxes assessed by governmental authorities that are both (i) imposed on and concurrent with a specific revenue-producing transaction and (ii) collected from customers. Accordingly, such tax amounts are not included as a component of revenue or cost of revenue.
Stock-Based Compensation
The stock-based compensation expense for the restricted stock units (“RSUs”) is based on the measurement date fair value of the award and is recognized only for those awards expected to meet the service vesting conditions on a straight-line basis over the requisite service period of the award. For performance-based stock units (“PSUs”) grants, the expense is based on the measurement date fair value of the award and is recognized over the vesting term if the performance targets are considered probable of being achieved. Stock-based compensation expense is determined at the aggregate grant level for service-based awards and at the individual vesting tranche level for awards with performance and/or market conditions. The forfeiture rate is estimated based on SunPower and the Company’s historical experience.
Advertising Costs
Advertising costs are expensed as incurred. Advertising expense totaled approximately $4.7 million, $3.5 million and $2.4 million in fiscal years 2022 , 2021 and 2020, respectively.
Research and Development Expense
Research and development expense consists primarily of salaries and related personnel costs, depreciation and the cost of solar cell and solar panel materials. Research and development expense is reported net of contributions under collaborative arrangements. Subsequent to the Spin-off, the Company entered into the Collaboration Agreement with SunPower to perform research and development work in SunPower’s Silicon Valley research and development labs for the development of future technology improvements and continue to improve our expected product differentiation, which has now expired. All research and development costs are expensed as incurred.
Government Grants
Government grants are recognized when there is reasonable assurance that the Company will comply with the conditions attached to it and the grant will be received. Government grants for the purpose of giving immediate financial support to the Company with no future related costs or obligation are recognized when received. Government grants with certain operating conditions are recorded as liability when received and will be recognized in earnings when the conditions are met.
Restructuring Charges
The Company records charges associated with approved restructuring plans to reorganize our manufacturing network, to remove duplicative headcount and infrastructure associated with business acquisitions or to simplify business processes and accelerate innovation. Restructuring charges can include severance costs in connection with the termination of a specified number of employees, infrastructure charges to vacate facilities and consolidate operations, and contract cancellation costs. The Company records restructuring charges based on estimated employee terminations and site closure and consolidation plans. The Company accrues for severance and other employee separation costs under these actions when it was probable that benefits will be paid and the amount is reasonably estimable. The rates used in determining severance accruals are based on existing plans, historical experiences and negotiated settlements.
Translation of Foreign Currency
The Company and certain of its subsidiaries use their respective local currency as their functional currency. Accordingly, foreign currency assets and liabilities are translated using exchange rates in effect at the end of the period. Aggregate exchange gains and losses arising from the translation of foreign assets and liabilities are included in “Accumulated other comprehensive loss” in the Consolidated Balance Sheets. Foreign subsidiaries that use the U.S. dollar as their functional currency remeasure monetary assets and liabilities using exchange rates in effect at the end of the period. Exchange gains and losses arising from the remeasurement of monetary assets and liabilities are included in “Other, net” in the Consolidated and Combined Statements of Operations. Non-monetary assets and liabilities are carried at their historical values.
We include gains or losses from foreign currency transactions in “Other, net” in the Consolidated and Combined Statements of Operations with the other hedging activities described in Note 12. Derivative Financial Instruments.
Concentration of Credit Risk
We are exposed to credit losses in the event of nonperformance by the counterparties to our financial and derivative instruments. Financial and derivative instruments that potentially subject us to concentrations of credit risk are primarily cash and cash equivalents, investments, accounts receivable, advances to suppliers, and foreign currency forward contracts. Our investment policy requires cash and cash equivalents and investments to be placed with high-quality financial institutions and to limit the amount of credit risk from any one issuer.
We perform ongoing credit evaluations of our customers’ financial condition whenever deemed necessary. We maintain an allowance for credit losses based on the expected collectability of all accounts receivable, which takes into consideration an analysis of historical bad debts, specific customer creditworthiness and current economic trends. We believe that our concentration of credit risk is limited because of our large number of customers, credit quality of the customer base, small account balances for most of these customers, and customer geographic diversification. During fiscal years 2022, 2021 and 2020, we recorded revenues of $283.3 million, $225.9 million and $231.2 million, or 26.7%, 28.8% and 27.4% of total revenue, respectively, representing the sale of solar modules to SunPower. The pricing term prior to the Spin-off was made at transfer prices determined based on management’s assessment of market-based pricing terms. Subsequent to the Spin-off, pricing is based on the Supply Agreement with SunPower. Except for revenue transactions with SunPower, for fiscal years 2022 and 2021, we had no customers that accounted for at least 10% of revenue. As of January 1, 2023 and January 2, 2022, SunPower accounted for 9.6% and 9.7% of our accounts receivable, respectively. Two customers individually accounted for 10% or more of accounts receivable as of January 1, 2023,
Income Taxes
The Company recognizes deferred tax assets and liabilities for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts using enacted tax rates in effect for the year the differences are expected to reverse. The Company records a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized which depends on the ability to generate sufficient taxable income in the related jurisdiction in the future. In evaluating our ability to recover our deferred tax assets, we consider the available evidence, including the accumulated losses, timing and amount of reversal of taxable temporary differences, and our forecast future taxable income.
The Company records accruals for uncertain tax positions when the Company believes that it is not more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. The Company makes adjustments to these accruals when facts and circumstances change, such as the closing of a tax audit or the refinement of an estimate. The provision for income taxes include the effects of adjustments for uncertain tax positions, as well as any related interest and penalties.
As applicable, interest and penalties on tax contingencies are included in “Provision for income taxes” in the Consolidated and Combined Statements of Operations and such amounts were not material for the period presented. In addition, foreign exchange gains (losses) may result from estimated tax liabilities, which are expected to be settled in currencies other than the U.S. dollar.
Investments in Equity Interests
Investments in entities in which we can exercise significant influence, but do not own a majority equity interest or otherwise control, are accounted for under the equity method. We record our share of the results of these entities as “Equity in losses of unconsolidated investees” on the Consolidated and Combined Statements of Operations. We monitor our investments for other-than-temporary impairment by considering factors such as current economic and market conditions and the operating performance of the entities and record reductions in carrying values when necessary. The fair value of privately-held investments is estimated using the best available information as of the valuation date, including current earnings trends, discounted projected future cash flows, and other company specific information, including recent financing rounds (see Note 6. Balance Sheet Components and Note 7. Fair Value Measurements).
Variable Interest Entities (“VIE”)
We regularly evaluate our relationships and involvement with unconsolidated VIEs and our other equity and cost method investments, to determine whether we have a controlling financial interest in them or have become the primary beneficiary, thereby requiring us to consolidate their financial results into our financial statements. If we determine that we hold a variable interest, we then evaluate whether we are the primary beneficiary. If we determine that we are the primary beneficiary, we will consolidate the VIE. The determination of whether we are the primary beneficiary is based upon whether we have the power to direct the activities that most directly impact the economic performance of the VIE and whether we absorb any losses or receive any benefits that would be potentially significant to the VIE.
Noncontrolling Interests
Noncontrolling interests represents the portion of net assets in consolidated subsidiaries that are not attributable, directly or indirectly, to us and are presented as a separate component within Equity in the Consolidated Balance Sheets. Net losses (income) attributable to the non-controlling interests are recorded within “Net losses (income) attributable to noncontrolling interests” in the Consolidated and Combined Statements of Operations.
Recently Adopted Accounting Pronouncements
In August 2020, the FASB issued ASU 2020-06, Debt - Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging - Contracts in Entity’s Own Equity (Subtopic 815-40) - Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity. The amendment reduces the number of accounting models used for convertible debt instruments and convertible preferred stock, which results in fewer embedded conversion features separately recognized from the host contracts. We adopted the ASU during the first quarter of fiscal year 2022 on a modified retrospective basis. The adoption of ASU 2020-06 impacted the Green Convertible Notes (see Note 11. Debt and Credit Sources) which is no longer bifurcated between liability and equity components. This resulted in an increase to the carrying value of the convertible debt by $42.1 million. Additional paid-in-capital was reduced by $52.2 million and $10.1 million cumulative effect of adoption was recognized to the opening balance of accumulated deficit as of January 3, 2022.
In November 2021, the FASB issued ASU 2021-10, Government Assistance (Topic 832): Disclosures by Business Entities about Government Assistance which required disclosures about government assistance in the notes to the financial statements. ASU 2021-10 is effective for annual periods beginning after December 15, 2021. Early adoption is permitted and the ASU can be applied prospectively or retrospectively. The Company adopted ASU 2021-10 on its annual report of fiscal year 2022 and applied its provisions prospectively. See Note 9. Commitments and Contingencies — Government grants for additional information.